UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

 September 5, 2019

Bank7 Corp.
(Exact name of registrant as specified in its charter)

Oklahoma	001-38656	20-0764349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1039 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
(Address of principal executive offices) (Zip Code)

(405) 810-8600
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BSVN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2019, the controlling shareholders of Bank7 Corp. (the “Company”), the Haines Family Trusts, completed the previously announced transfer of approximately 6.5% of the Company’s outstanding common stock to certain of the Company’s executive officers. This was accomplished in two steps:  (1) the Haines Family Trusts transferred an aggregate of 656,925 shares of stock to the Company as a capital contribution; and (2) the Company issued an aggregate of 507,500 shares to three executive officers under the 2018 Equity Incentive Plan (the “Plan”) with 149,425 shares being withheld by the Company for income taxes.  The shares of stock issued to the executives under the Plan are not subject to any vesting schedule.  The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Stock Award Agreements with Thomas L. Travis and John T. Phillips (the two named executive officers which received awards under the Plan) which are filed herewith as Exhibits 10.1and 10.2 and incorporated by reference herein.

Item 8.01	Other Events.

On September 5, 2019, the Company issued a press release announcing that:

•	The Company’s Board of Directors (the “Board”) authorized the Company to repurchase up to 500,000 shares, or approximately 5% of current outstanding shares, of the Company’s common stock.
•	The Board declared a $0.10 per share quarterly dividend, payable on October 16, 2019 to shareholders of record on October 1, 2019.
•
As disclosed in the Company’s Registration Statement on Form S-1 for its initial public offering and in its Annual Report on Form 10-K dated March 31, 2019, the Haines Family Trusts transferred shares equal to approximately 6.5% of outstanding shares to the executive management team.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Item	Description

10.1	Stock Award Agreement between the Company and Thomas L. Travis issued under the 2018 Equity Incentive Plan
10.2	Stock Award Agreement between the Company and John T. Phillips issued under the 2018 Equity Incentive Plan
99.1	Press Release dated September 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK7 CORP.

Date: September 5, 2019	By:	/s/ Kelly J. Harris
Kelly J. Harris
Senior Vice President and Chief Financial Officer